Exhibit 10.5

STAND-OFF AGREEMENT

THIS STAND-OFF AGREEMENT (the “Agreement”) is made as of the 31st day of January, 2017, by and between ID Global Solutions Corporation, a Delaware corporation (the “Company”) and each of the affiliates set forth on the signature page attached hereto (the  “Affiliate”).

RECITALS

WHEREAS, the Company and the Affiliates are each individually parties to various engagement agreements pursuant to which they individually have agreed to serve as directors and/or executive officers of the Company (the “Engagement Agreements”); and

WHEREAS, in order to induce the Company to enter into the Engagement Agreements, the Affiliates and the Company hereby agree that this Agreement shall govern the matters as set forth in this Agreement;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.          Affiliates agree that, in connection with any registration of the Company's securities under the Securities Act or 1933, as amended, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Affiliates, household members and all affiliated or related entities (collectively, the “Related Parties”) shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the securities (other than securities included in the offering and the Excluded Securities (as defined below)) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to six months following the effective date of registration of such offering. Excluded Securities is defined as any stock options set to expire within 90 days or any restricted stock grants or purchases which have vested resulting in a tax liability to the Affiliate. In the event of a tax liability, the Affiliate will be permitted to sell such securities needed to pay such tax liability.

2,          This Agreement shall supersede any existing stand-off, lock-up and/or standstill provisions or clauses contained in any agreement of any nature whatsoever and such provisions or clauses shall be deemed terminated.

3.          The underwriters in connection with the Company’s underwritten offering are intended third-party beneficiaries of this Agreement and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

4.          Affiliates further agree to execute such agreements and to obtain such agreements from any Related Parties as may be reasonably requested by the underwriters in the Company’s underwritten offering that are consistent with this Agreement or that are necessary to give further effect thereto.

5.          In order to enforce this Agreement, the Company may impose stop-transfer instructions with respect to the securities of the Affiliates and the Related Parties until the end of such period.

6.          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.          This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of New York, without regard to its principles of conflicts of laws.

8.          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.          The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

In Witness Whereof, each of the parties has executed this Agreement, in the case of the Company, by its duly authorized officer, as of the day and year first above written.

Affiliates

/s/ Philip Beck

Philip Beck

/s/
Stuart Stoller

/s/
Thomas Szoke

/s/
Douglas Solomon

/s/
Herb Selzer

/s/
Ricky Solomon

ID Global Solutions Corporation

By: /s/Philip Beck

Name: Philip Beck

Title: CEO

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